BUSINESS ACQUISITION	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about business combination [abstract]
BUSINESS ACQUISITION	BUSINESS ACQUISITION
Nortech Packaging Acquisition
On February 11, 2020, the Company acquired substantially all of the operating assets of Nortech Packaging LLC and Custom Assembly Solutions, Inc. (together "Nortech") for an aggregate purchase price of $46.5 million, net of cash balances acquired ("Nortech Acquisition"). This amount includes potential earn-out consideration of up to $12.0 million, contingent upon certain future performance measures of the acquired assets to be determined following the two-year anniversary of the acquisition date. Refer to Note 24 for further discussion of this financial liability and inputs used in management's estimation of fair value. The initial purchase price amount paid was financed using funds available under the Company's revolving credit facility.
Nortech manufactures, assembles and services automated packaging machines under the Nortech Packaging and Tishma Technologies brands. The acquisition expands the Company’s product bundle into technologies that the Company believes are increasingly critical to automation in packaging.
Excluding working capital adjustments, cash balances acquired and the contingent consideration noted above, the purchase price was $36.5 million. As of December 31, 2020, the former owners of Nortech have in escrow approximately $4.7 million related to customary representations, warranties and covenants in the asset purchase agreement, which contains customary indemnification provisions. The transaction is being accounted for using the acquisition method of accounting.
The net cash consideration paid on the closing date for the acquisition described above was as follows:

February 11, 2020
$
Consideration paid in cash	36,188
Estimated fair value of contingent consideration (1)	10,806
Consideration transferred	46,994
Less: cash balances acquired	484
Consideration transferred, net of cash acquired	46,510
(1)The gross contractual contingent consideration amount of $12.0 million is included in the gross consideration total at its net present value when the contingency was entered into on the date of acquisition, which is discounted over two years using a discount rate of 5.38%. As of December 31, 2020, management continues to believe that the absence of any future payment toward the contingent consideration obligation is probable due to the macroeconomic events and uncertainty related to the COVID-19 pandemic that have transpired since the date of the acquisition. Refer to Note 24 for further discussion of this financial liability and inputs used in management's estimation of fair value.
The fair values of net identifiable assets acquired at the date of acquisition were as follows:

February 11, 2020
$
Current assets
Cash	484
Trade receivables (1)	2,749
Inventories	5,123
Other current assets	199
Property, plant and equipment	921
Intangible assets	21,519
30,995
Current liabilities
Accounts payable and accrued liabilities	9,493
Borrowings and lease liabilities, current	143
Borrowings and lease liabilities, non-current	5
9,641
Fair value of net identifiable assets acquired	21,354
(1)The gross contractual amounts receivable were $3.2 million. As of December 31, 2020, the Company has collected approximately $2.9 million of the outstanding trade receivables, with $0.3 million expected to remain uncollected.
The fair value of goodwill at the date of acquisition was as follows:

February 11, 2020
$
Consideration transferred	46,994
Less: fair value of net identifiable assets acquired	21,354
Goodwill	25,640
Goodwill recognized is primarily related to growth expectations, revenue synergies, and expected future profitability. The Company expects all of the recorded goodwill to be deductible for income tax purposes.
The Nortech Acquisition’s impact on the Company’s consolidated earnings was as follows:

February 12 through December 31, 2020
$
Revenue	11,674
Net loss	2,103
Had the Nortech Acquisition been effective as of January 1, 2020, the impact on the Company’s consolidated earnings would have been as follows:

Twelve Months Ended December 31, 2020
$
Revenue	16,424
Net loss	1,332
The Company's acquisition-related costs of $0.8 million are excluded from the consideration transferred. Approximately $0.1 million and $0.7 million of these costs are included in the Company’s consolidated earnings, primarily in selling, general and administrative expenses for the years ended December 31, 2020 and 2019, respectively.